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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FIBERSTARS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 19, 2002

Dear Shareholder:

        This year's annual meeting of shareholders will be held on May 22, 2002 at 2:00 P.M., local time, at the principal executive offices of Fiberstars, Inc., 44259 Nobel Drive, Fremont, CA 94538. You are cordially invited to attend.

        The Notice of Annual Meeting of Shareholders and a Proxy Statement, which describe the formal business to be conducted at the meeting have been made a part of this invitation.

        After reading the Proxy Statement, please promptly mark, date, sign and return the enclosed proxy in the prepaid envelope to ensure that your shares will be represented. Your shares cannot be voted unless you date, sign and return the enclosed proxy or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our shareholders are important.

        The Proxy Statement and related proxy form, as well as a copy of the Company's 2001 Annual Report to Shareholders, are being sent on or about April 19, 2002.

        The Board of Directors and management look forward to seeing you at the annual meeting.

Very truly yours,
/s/ DAVID N. RUCKERT David N. Ruckert President and Chief Executive Officer

FIBERSTARS, INC.
44259 Nobel Drive
Fremont, California 94538

Notice Of Annual Meeting Of Shareholders
To Be Held May 22, 2002

TO THE SHAREHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Fiberstars, Inc. (the "Company") will be held on May 22, 2002, at 2:00 P.M., local time, at the principal corporate offices of Fiberstars, Inc., 44259 Nobel Drive, Fremont, California, for the following purposes:

  1.
  To elect eight directors to serve for the ensuing year or until their successors are elected and qualified, the nominees for which are as follows: David N. Ruckert, John B. Stuppin, Theodore L. Eliot, Jr., Michael Feuer, Ph.D., B. J. Garet, Wayne R. Hellman, D. Jonathan Merriman and Philip Wolfson;

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2001; and

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only shareholders of record at the close of business on March 28, 2002 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ DAVID N. RUCKERT David N. Ruckert President and Chief Executive Officer

Fremont, California
April 19, 2002

IMPORTANT: Please mark, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to ensure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

FIBERSTARS, INC.
44259 Nobel Drive
Fremont, California 94538

INFORMATION CONCERNING SOLICITATION AND VOTING OF PROXIES

General

        The enclosed proxy is solicited on behalf of the Board of Directors of Fiberstars, Inc., a California corporation ("Fiberstars" or the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 22, 2002 at 2:00 P.M., local time, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal executive offices of Fiberstars, Inc., 44259 Nobel Drive, Fremont, California.

        This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about April 19, 2002. The cost of soliciting these proxies will be borne by the Company. Regular employees and directors of the Company may solicit proxies in person, by telephone, or by mail. No additional compensation will be given to employees or directors for such solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use either by delivering to the Company (44259 Nobel Drive, Fremont, California 94538, Attention: David N. Ruckert) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. If a proxy is properly signed and not revoked, the shares it represents will be voted in accordance with the instructions of the shareholder.

Record Date and Share Ownership

        Only shareholders of record at the close of business on March 28, 2002 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. As of the Record Date, the Company had 4,328,179 shares of Common Stock, par value $.0001 per share ("Common Stock"), issued and outstanding.

Voting

        Generally, each share of Common Stock held as of the Record Date entitles its holder to one vote on matters to be acted upon at the Annual Meeting, including the election of directors. However, if, prior to the voting to elect directors, any shareholder gives notice at the Annual Meeting of his or her intention to cumulate his or her votes, and if the names of the candidate or candidates for whom that shareholder intends to vote have been placed in nomination prior to the voting, then all shareholders may cumulate their votes for candidates in nomination. This means that each shareholder may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares he or she holds, or such shareholder may distribute that total number of votes among as many candidates as he or she thinks fit. The person authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the nominees as he may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for whom authority to vote has not been withheld. On all matters except the election of directors, each share carries one vote.

        Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Company's transfer agent, which will act as Inspector of Elections. The Inspector of Elections will also determine whether or not a quorum is present. Except with respect to the election of directors and except in certain other specific circumstances, the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is required under California law for approval of proposals presented to shareholders. In general, California law also provides that a quorum consists of a majority of the shares entitled to vote, represented either in person or by proxy. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voting for purposes of determining the approval of any matter submitted to the shareholders for a vote.

        The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned but is not marked will be voted FOR the election of the nine nominees for director listed in this proxy statement, FOR the ratification of the appointment of PricewaterhouseCoopers, LLP as the Company's independent auditors, and as the proxy holders deem advisable on other matters that may properly come before the meeting. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as voting with respect to that matter. While there is no definitive statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below, regardless of whether any other names are placed in nomination by anyone other than one of the proxy holders. If the candidacy of any one or more of such nominees should, for any reason, be withdrawn, the proxy holders will vote in favor of the remainder of those nominated and for such substituted nominees, if any, as shall be designated by the Board of Directors, or the number of directors to be elected at this time may be reduced by the Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

        If a quorum is present and voting, the nominees receiving the highest number of votes will be elected as directors at the Annual Meeting to serve until the next annual meeting or until their respective successors are duly elected or appointed.

        The Company's Bylaws provide that the number of directors of the Company shall be no less than five and no more than eight, with the exact number within such range to be fixed by amendment of the Bylaws adopted by the shareholders or by the Board of Directors. The number of directors is currently fixed at nine. The names of the persons nominated by the Board of Directors for election as directors, their ages as of April 19, 2002, and their backgrounds are set forth below.

Name	Age	Director Since	Background
David N. Ruckert	64	1987	Mr. Ruckert joined the Company in November 1987 as President, Chief Operating Officer and a director. He has served as Chief Executive Officer of the Company since October 1988 and served as Secretary of the Company from February 1990 to February 1994. From June 1985 to October 1987, he was Executive Vice President of Greybridge, a toy company which he co-founded that was later acquired by Worlds of Wonder in 1987. Prior to that time, he was Executive Vice President of Atari from October 1982 to June 1984 and was a Manager/Vice President of Bristol-Myers Company in New York from October 1966 to October 1982.

John B. Stuppin	68	1993
			Mr. Stuppin was elected Chairman of the Board in May 1995. Since September 1987, Mr. Stuppin has served in various executive capacities with Neurobiological Technologies, Inc. ("NTI"), a biomedical development company he co-founded, and he currently serves as a director of NTI. Mr. Stuppin also has been an investment banker and a venture capitalist, with over 25 years of experience in the founding and management of companies active in emerging technologies.
Theodore L. Eliot, Jr.	74	1994	Mr. Eliot retired from the United States Department of State in 1978 with the rank of Ambassador. He served as the Dean of the Fletcher School of Law and Diplomacy from 1979 to 1985 and as Secretary General for the United States of the Bilderberg Meetings from 1981 until his retirement in October 1993. Mr. Eliot also is a director of NTI.
Michael Feuer, Ph.D.	59	1991
			From September 2000 to December 2000, Dr. Feuer was Managing Director of Pacific Venture Partners, a venture capital firm. He was Senior Program manager for Synopsys, Inc., an electronic design automation company from March 1999 to April 2000. Dr. Feuer was a general partner of Pacific Technology Fund, a venture capital firm in Santa Clara, California from March 1992 to February 1999. During this same period Dr. Feuer served as President of Santa Clara Associates, Inc., the management entity of Pacific Technology Fund.
B. J. Garet	74	1995
			From 1984 until his retirement in 1993, Mr. Garet served as Chairman of Hanson Lighting Group and Chief Executive Officer of USI Lighting. From 1973 to 1984, he served in several executive capacities with U.S. Industries, Inc., a diversified manufacturer of lighting and other products, where his responsibilities included the management of eight operating divisions.

Wayne R. Hellman	57	1997	Since May 1995, Mr. Hellman has been Chairman of the Board of Directors and Chief Executive Officer of Advanced Lighting Technologies, Inc. ("ADLT"), a firm that holds 22% of the outstanding shares of Fiberstars' Common Stock as of the Record Date. From 1983 until May 1995, Mr. Hellman founded a total of seventeen affiliated companies that specialize in the production and distribution of metal halide lighting systems, all of which were eventually acquired by ADLT. From 1968 until 1983, Mr. Hellman served in various capacities at General Electric Company ("GE"), including Manager of Strategy Analysis for the GE Lighting Business Group, Manager of Engineering for the Photographic Lamp Department, and Manager of Metal Halide Product Engineering.
D. Jonathan Merriman	41	1999
			Since November 2000 Mr. Merriman has served as Chief Executive Officer of RateXchange Corporation, a California corporation. From June 1998 to November 2000, he was managing director and head of the Equity Capital Markets Group of First Security Van Kasper, an investment bank headquartered in San Francisco, California. Wells Fargo & Company acquired First Security Van Kasper in October 2000. Prior to joining First Security Van Kasper in 1998, Mr. Merriman co-founded the hedge fund company Curhan, Merriman Capital Management, Inc. in 1989. Mr. Merriman serves on the boards of RateXchange Corporation and Leading Brands, Inc. He also served on the board of Pacer Technology, Inc. from March 1999 to December 1999.

Philip Wolfson	58	1987
Since 1998, Dr. Wolfson has served as Chief Executive Officer of Phytos, Inc., an herbal medicine development company. He has been Assistant Clinical Professor at the University of California School of Medicine in San Francisco since 1986 and has maintained a private practice in psychiatric medicine since 1982. Dr. Wolfson also served as a director and a consultant to NTI from 1989 to 1992.

Board Meetings and Committees

        The Board of Directors held a total of six (6) meetings during the fiscal year ended December 31, 2001.

        All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serves, except Mr. Merriman, who attended 67% of the meetings of the Board of Directors. The Board of Directors has an Audit and Finance Committee and a Compensation Committee.

        The Audit and Finance Committee of the Board of Directors, which currently consists of Messrs. Eliot, Garet and Wolfson, held four meetings during fiscal year 2001. The Audit and Finance Committee reviews the results and scope of the audit and other services provided by the Company's independent auditors, and reviews the management of the Company's investments.

        The Compensation Committee of the Board of Directors currently consists of Messrs. Eliot, Feuer, Garet and Wolfson, held two meetings during fiscal year 2001. The Compensation Committee makes recommendations concerning salaries and incentive compensation for employees of the Company, administers the Company's stock plans and determines the terms and conditions of stock option grants.

Director Compensation

        Each non-employee director receives $1000 per Board of Directors meeting attended to cover out-of-pocket expenses incurred in connection with such attendance. During the fiscal year ended December 31, 2001, Messrs. Eliot, Feuer, Garet, Hellman, Stuppin, Wolfson and Merriman received aggregate payments of $6,000, $6,000, $6,000, $6,000, $6,000, $5,000 and $4,000 respectively, for their services as directors.

        Under the terms of the Company's 1994 Directors' Stock Option Plan, each non-employee director receives an option to purchase 10,000 shares of Common Stock at an exercise price of 100% of the fair market value of the stock on the date of grant, which option vests in twelve equal monthly installments following the date of grant. In addition, following each annual meeting of the Company's shareholders, each non-employee director who will continue to serve as a member of the Board of Directors automatically receives an option to purchase 5,000 shares of Common Stock at an exercise price of 100% of the fair market value of the stock on the date of grant, which option vests in twelve equal monthly installments following the date of grant.

        Mr. Stuppin, under the terms of a consulting agreement dated October 18, 2001, received options to purchase 25,000 shares of the Company's Common Stock at an exercise price of $3.51 per share (which was the fair market value of the Company's Common Stock on the date of grant). The options vest on the earlier of (i) October 18, 2002, or (ii) such date that 90% or more of the Company's capital stock or assets is acquired by another entity. If not exercised and if no early expiration provision is triggered, the options expire on October 17, 2006.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Board of Directors currently consists of Theodore L. Eliot, Jr., Michael Feuer, Ph.D., B. J. Garet, and Philip Wolfson. No director serving on the Compensation Committee is or has been an officer or employee of the Company or any of the Company's subsidiaries.

Required Vote

        The eight nominees receiving the highest number of votes at the Annual Meeting will be elected as directors of the Company.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

        The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of April 12, 2002 as to (i) each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) the Company's Chief Executive Officer and each of the Company's four most highly compensated executive officers ("Named Executive Officers"), and (iv) all executive officers and directors of the Company as a group. Unless otherwise specified, the address for each officer and director is 44259 Nobel Drive, Fremont, California 94538.

        The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, special attention should be given to the footnotes.

	Shares Beneficially Owned(1)
Name and Address	Number	Percent of Outstanding Common Stock(2)
5% Shareholders:
Advanced Lighting Technologies, Inc.(3) 32000 Aurora Road Solon, OH 44139	1,468,011	28.8%
Entities affiliated with Trigran Investments, Inc.(4) 3201 Old Glenview Road, Suite 235 Wilmette, IL 60091	671,182	14.3%
Directors and Named Executive Officers:
David N. Ruckert(5)	366,573	7.5%
John B. Stuppin(6)	173,325	3.7%
Theodore L. Eliot, Jr.(7)	51,000	1.1%
Michael Feuer, Ph.D.(8)	113,901	2.4%
B. J. Garet(9)	40,000	*
Wayne R. Hellman(3)(10)	1,498,011	29.2%
D. Jonathan Merriman(11)	70,000	1.5%
Philip Wolfson(12)	163,342	3.5%
Barry R. Greenwald(13)	115,206	2.4%
John Davenport(14)	42,500	*
J. Steven Keplinger(15)	115,838	2.4%
Robert A. Connors(16)	55,750	1.2%
All executive officers and directors as a group (13 persons)(3)(17)	2,845,836	48.0%

*
Less than one percent
(1)
To Fiberstars' knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to this table.
(2)
Based on 4,656,812 shares outstanding as of April 12, 2002. In addition, shares issuable pursuant to options and warrants which may be exercised within 60 days of April 12, 2002 are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals. Thus, the number of shares considered to be outstanding for the purposes of this table may vary depending on the individuals' particular circumstances.

(3)
The number of shares beneficially owned by ADLT is based on information contained in its most recent amended Schedule 13D, which was filed with the Securities and Exchange Commission on March 9, 2000. The 1,468,011 shares include warrants to purchase 445,000 shares that are exercisable within 60 days of April 12, 2002. In its annual report on Form 10-K for the fiscal year ended June 30, 2001, ADLT reported that these warrants could be exercised for 674,375 shares of the Company's Common Stock at any time. The Company, however, does not believe that the required milestones have yet been met that are necessary to permit ADLT to exercise its warrants for more than 445,000 shares. Mr. Hellman is Chairman of the Board of Directors and Chief Executive Officer of ADLT. Mr. Hellman disclaims beneficial ownership of the shares beneficially owned by ADLT except to the extent of his pecuniary interest therein.
(4)
The number of shares beneficially owned is based on information contained in a Schedule 13G, filed jointly by Trigran Investment Inc., Trigran Investments L.P., Douglas Granat and Lawrence Oberman with the Securities and Exchange Commission on April 10, 2002. The 671,182 shares include a warrant to purchase 40,000 shares that is exercisable within 60 days of April 12, 2002. Trigan Investments Inc., Trigran Investments L.P., Douglas Granat and Lawrence Oberman have shared voting and dispositive power for these shares.
(5)
Includes 232,500 shares subject to outstanding stock options exercisable within 60 days of April 12, 2002.
(6)
Includes 7,500 shares subject to outstanding stock options and 8,060 warrants that are exercisable within 60 days of April 12, 2002.
(7)
Consists of 1,000 owned by the Eliot Trust, of which Mr. Eliot is a beneficiary, and 50,000 shares subject to outstanding stock options exercisable within 60 days of April 12, 2002.
(8)
Includes 41,302 shares subject to outstanding stock options exercisable within 60 days of April 12, 2002.
(9)
Consists of 40,000 shares subject to outstanding stock options exercisable within 60 days of April 12, 2002.
(10)
Includes 30,000 shares subject to outstanding stock options exercisable within 60 days of April 12, 2002.
(11)
Includes 20,000 shares subject to outstanding stock options exercisable within 60 days of April 12, 2002.
(12)
Includes 50,000 shares subject to outstanding stock options exercisable within 60 days of April 12, 2002.
(13)
Includes 105,496 shares subject to outstanding stock options exercisable within 60 days of April 12, 2002.
(14)
Includes 42,500 shares subject to outstanding stock options exercisable within 60 days of April 12, 2002.
(15)
Includes 108,832 shares subject to outstanding stock options exercisable within 60 days of April 12, 2002.
(16)
Consists of 55,750 shares subject to outstanding stock options exercisable within 60 days of April 12, 2002.
(17)
Includes 1,263,630 shares subject to outstanding stock options and warrants that are exercisable within 60 days of April 12, 2002.

REPORT OF THE AUDIT AND FINANCE COMMITTEE

        The Audit and Finance Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit and Finance Committee Charter was attached as Appendix A to the Proxy Statement for the 2001 Annual Meeting. The members of the Audit and Finance Committee are Theodore L. Eliot, Jr., B.J. Garet and Philip Wolfson, each of whom meets the independence standards established by the Nasdaq Stock Market.

        The Audit and Finance Committee oversees the Company's financial reporting process on behalf of the Board of Directors and is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit and Finance Committee reviewed and discussed the audited financial statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 with the Company's management and its independent auditors. It is not the duty of the Audit and Finance Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

        The Audit and Finance Committee met privately with the independent auditors and discussed issues deemed significant by the auditors, including those required by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as amended. In addition, the Audit and Finance Committee has received the written disclosures from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with the Audit Committee) and discussed with the independent auditors the auditors' independence from the Company.

        Based upon the reviews and discussions outlined above, the Audit and Finance Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

        The foregoing report has been furnished by the Audit and Finance Committee of the Board of Directors of Fiberstars, Inc.

AUDIT AND FINANCE COMMITTEE
B. J. Garet Philip Wolfson Theodore L. Eliot, Jr.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

        The following table sets forth all compensation for services rendered in all capacities to the Company for the three fiscal years ended December 31, 2001 for our Chief Executive Officer and our four other most highly compensated executive officers as of December 31, 2001.

Summary Compensation Table

Compensation
	Annual Compensation				Awards
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)		Securities Underlying Options(#)	All Other Compensation(1)
David N. Ruckert President and Chief Executive Officer	2001 2000 1999	$221,384 211,128 190,800	$	— 27,720 —	— 55,000 107,500	$9,830 6,447 5,894
Barry R. Greenwald Senior Vice President, Pool & Spa Division	2001 2000 1999	100,500 80,000 80,000		96,000 169,262 122,480	1,666 64,666	1,342 1,212 1,092
John Davenport(2) Vice President, Chief Technology Officer	2001 2000 1999	156,000 135,641 21,667		— — —	— 50,000 50,000	773 773 —
J. Steven Keplinger Senior Vice President, Operations and Retail	2001 2000 1999	156,756 154,780 128,080		— 13,337	12,000 21,000	545 518 465
Robert A. Connors Vice President, Finance Chief Financial Officer	2001 2000 1999	166,000 153,500 141,000		— 13,500 —	29,000 21,000	620 620 620

(1)
Represents premiums paid on life insurance policies for the officer's benefit.

(2)
Mr. Davenport joined the Company in November 1999.

Stock Options Granted in Fiscal 2001

        The Company did not grant any options to individuals named in the Summary Compensation Table above during the fiscal year ended December 31, 2001.

Option Exercises and Fiscal 2001 Year End Value

        The following table provides certain information concerning exercises of options to purchase the Company's Common Stock in the fiscal year ended December 31, 2001, and unexercised options held as of December 31, 2001, by the individuals named in the Summary Compensation Table.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#) Exercisable / Unexercisable	Value of Unexercised In- the-Money Options at Fiscal Year-End ($)(1) Exercisable / Unexercisable
David N. Ruckert	—	—	232,500 / 30,000	— / —
Barry R. Greenwald	5,000	$20,500	111,330 / 10,000	$29,326 / —
John Davenport	—	—	37,500 / 62,500	— / —
J. Steven Keplinger	3,999	12,597	108,832 / 10,000	23,830 / —
Robert A. Connors	—	—	55,750 / 44,250	— / —
(1)
Based upon the closing price of the Company's Common Stock on the Nasdaq National Market on the last trading day of fiscal 2001, which was $3.10.

Employment Agreements and Change in Control Agreements

        The Company has entered into agreements with Barry R. Greenwald, John Davenport, J. Steven Keplinger and Robert A. Connors. Under these agreements, Messrs. Greenwald, Davenport, Keplinger and Connors are each entitled to receive severance payments in the event their employment with the Company is terminated without cause at any time within six months after a change in control in the Company as that term is defined their agreements. The amount of the severance payments would be equal to the total cash compensation the respective officer was receiving prior to the change in control for a period of months equal to the total number of years of the respective officer's employment with the Company.

        The Company has issued offers of employment to Messrs. Greenwald, Davenport, Keplinger and Connors. These offer letters described the initial conditions of their employment including salary, car allowance, benefits, incentives and option grants as appropriate to each at the time of their employment.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The Compensation Committee is currently comprised of five non-employee members of the Board of Directors and is responsible for setting and monitoring policies governing the compensation of executive officers. The Compensation Committee reviews the performance and compensation levels for executive officers, sets salary and incentive levels and grants options under the Company's option plan. The objectives of the Compensation Committee are to correlate executive compensation with the Company's business objectives and performance and to enable the Company to attract, retain and reward executive officers who contribute to the long-term success of the Company. The Compensation Committee also seeks to establish compensation policies that allow the Company flexibility to respond to changes in its business environment.

        Salary.    Salaries for executive officers are based on a review of salaries for similar positions requiring similar qualifications in similar industries. In determining executive officer salaries, the Compensation Committee has approved the use by management of information from salary surveys.

        The Compensation Committee annually assesses the performance and recommends to the Board of Directors the salary and overall compensation for the Company's President and Chief Executive Officer. The President and Chief Executive Officer annually assesses the performance of all other executive officers and recommends salary increases to the Compensation Committee based on a number of factors such as performance evaluations, comparative data and other relevant factors. The Compensation Committee then reviews and approves the increases for any person with total annual compensation over $100,000.

        In addition to reviewing performance evaluations, the Compensation Committee also reviews the financial condition of the Company in setting salaries.

        The compensation for the Company's President and Chief Executive Officer is based on a package of salary, bonus and options which is established by the Compensation Committee each year, prior to the start of the year.

        Annual Incentive.    The Compensation Committee administers an incentive plan to provide additional compensation to executives who meet established performance goals for the Company. In consultation with the Chief Executive Officer, the Compensation Committee annually determines the total amount of cash bonuses available for executive officers and certain other management employees. For fiscal 2001, awards under this bonus plan were contingent upon the Company's attainment of operating profit targets set by the Compensation Committee in consultation with the Chief Executive Officer. The target amount of bonuses for the Chief Executive Officer and senior executive officers was set by the Compensation Committee. Awards are weighted so that higher awards are received when the Company's performance reaches maximum targets, smaller awards are received when the Company's performance reaches minimum targets and no awards are made when the Company does not meet minimum performance targets. After the total eligible bonus pool is determined, annual incentives are paid to executive officers, based on their individual performance as determined by the Company's President and Chief Executive Officer. During fiscal 2001, the Company's President and Chief Executive Officer was eligible under this bonus incentive plan to receive a bonus of up to 15% of his then current base salary. The Company's performance in fiscal 2001 was not on target, and no bonuses were paid under the aforementioned bonus incentive plan. Consistent with the Company's objective of aligning compensation with performance, the Compensation Committee anticipates that future bonus payments will be based on specific targets and performance.

        Stock Options.    The Compensation Committee believes that employee equity ownership provides significant motivation to executive officers to maximize value for the Company's stockholders and, therefore, periodically grants stock options under the Company's 1994 Stock Option Plan at the then current market price. Stock options will only have value if the Company's stock price increases over the exercise price.

        The Compensation Committee grants options to executive officers after consideration of recommendations from the Chief Executive Officer. Recommendations for options are based upon the relative position, responsibilities of each executive officer, previous and expected contributions of each officer to the Company, previous option grants to such executive officers and customary levels of option grants for the respective position in other comparable companies. Options generally vest over a four-year period at a rate of 25% per year. In 2001, executive officers were granted options under a Time Accelerated Restricted Stock Award Plan ("TARSAP") within the 1994 Employee Stock Option Plan, the vesting of which was contingent upon achievement of Company and individual objectives during the fiscal year 2001. As a result of not achieving these objectives in 2001, the TARSAP options have not qualified for accelerated vesting, but roll forward to a future year whereupon the vesting may be accelerated if the objectives for that future year are met. An option to purchase 50,000 shares was granted to the Company's President and Chief Executive Officer during fiscal 2001 as a result of previously granted options having expired. Consistent with the Company's objective of aligning compensation with performance, the Company anticipates that future grants to incumbent executive officers will be based on specific targets and performance.

        The Company has considered the provisions of Section 162(m) of the Internal Revenue Code and related Treasury Department regulations which restrict deductibility of executive compensation paid to the Company's chief executive officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under the statute or regulations. Income from options granted under the 1994 Stock Option Plan would generally qualify for an exemption from these restrictions so long as the options are granted by a committee whose members are non-employee directors. The Company expects that the Compensation Committee will generally be comprised of non-employee directors, and that, to the extent such Committee is not so constituted for any period of time, the options granted during such period will not be likely to result in compensation exceeding $1,000,000 in any year. The Committee does not believe that in general other components of the Company's compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future and therefore concluded that no further action with respect to qualifying such compensation for deductibility was necessary at this time. In the future, the Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility of such compensation. The Committee's policy is to qualify its executive compensation for deductibility under applicable tax laws as practicable.

COMPENSATION COMMITTEE
Theodore L. Eliot, Jr. Michael Feuer, Ph.D. B. J. Garet Philip Wolfson

STOCK PRICE PERFORMANCE GRAPH

        Set forth below is a line graph comparing the cumulative total shareholder return of the Company's Common Stock against the cumulative total return of the Wilshire Smallcap Index and a self-determined Peer Group for the period of five fiscal years commencing December 31, 1996 and ending December 31, 2001. The Company has replaced the Wilshire Smallcap Index, which was included in the stock price performance graph in the proxy statement relating to the Company's 2001 annual meeting of shareholders and is no longer available, with the Russell 2000 Index. The graph and table assume that $100 was invested on December 31, 1996 in each of Fiberstars Common Stock, the Russell 2000 and the self-determined Peer Group, and that all dividends were reinvested. The eight companies in the self-determined Peer Group are: Advanced Lighting Technologies Inc., Catalina Lighting Inc., Cooper Industries Inc., Genlyte Group Inc., Hubbell Inc., LSI Industries Inc., National Service Industries Inc. and SLI Inc. Cumulative total shareholder return for Fiberstars Common Stock and the Russell 2000 and the self-determined Peer Group are based on Fiberstars fiscal year. The comparisons in the table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

	12/31/1996	12/31/1997	12/31/1998	12/31/1999	12/31/2000	12/31/2001
Fiberstars, Inc.	100.00	128.57	91.43	131.43	170.00	79.86
Russell 2000 Index	100.00	120.52	116.37	139.20	133.35	134.72
Peer Group	100.00	107.95	100.88	81.17	83.84	80.85

CERTAIN TRANSACTIONS

        The Company has a partnership with ADLT, a holder of 22% of the Company's outstanding Common Stock, for the development and supply of certain lamps and components for illuminators. The Company executed a Supply Agreement with ADLT as part of its acquisition of Unison Fiber Optic Lighting Systems, LLC ("Unison") in January 2000. The terms of this agreement provide for specified pricing on components purchased from ADLT. The Company has purchased and continues to purchase components from ADLT under the terms of this agreement. Wayne R. Hellman, the Chairman of the Board and Chief Executive Officer of ADLT currently serves on the Company's Board of Directors and is a nominee to the Board of Directors. A more complete description of the Unison acquisition is contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

        In March 2002, the Company sold 328,633 shares of Common Stock and warrants to purchase an additional 65,726 shares of Common Stock in a private financing. The purchase price of the Common Stock was $3.00 per share and the purchase price for insiders participating in the financing was $3.35 per share. The warrants have an initial exercise price of $4.30 per share, and a term of 5 years. John B. Stuppin, our Chairman of the Board and one of the nominees to the Board of Directors, purchased 40,299 shares of Common Stock at $3.35 per share and received a warrant to purchase an additional 8,060 shares of Common Stock at an initial exercise price of $4.30 per share.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

        To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were timely met, except that Mr. Greenwald filed a late Form 5 for 2001 that disclosed two transactions. Mr. Keplinger filed a late Form 5 for 2001 that disclosed two transactions and filed a late Form 4 for May 2001 that disclosed two transactions.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors has appointed the firm of PricewaterhouseCoopers LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2002, and recommends that shareholders vote for ratification of this appointment. In the event the shareholders do not ratify such appointment, the Board of Directors will reconsider its selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be able to respond to appropriate questions from the shareholders.

        Audit Fees.    During the fiscal year ended December 31, 2001, PricewaterhouseCoopers LLP billed the Company $126,987 for the audit of the Company's financial statements included in the Annual Report on Form 10-K for the year and for the review of the Company's financial statements included in the Company's Quarterly Reports on Form 10-Q.

        Financial Information Systems Design and Implementation Fees.    PricewaterhouseCoopers LLP did not render any professional services to the Company during the fiscal year ended December 31, 2001 with respect to financial information systems design and implementation.

        All Other Fees.    There were $2,340 in other fees billed for review of the Company's Form S-8 filed August 31, 2001 in connection with its 1994 Directors' Stock Option Plan.

        The Audit Committee did consider whether the provision of the services other than the audit service was compatible with PricewaterhouseCoopers LLP's independence and found that it was.

Required Vote

        The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
FOR THE 2003 ANNUAL MEETING

        Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2003 Annual Meeting of Shareholders must be received by the Company no later than December 20, 2002 to be considered for inclusion in the proxy statement and form of proxy relating to such meeting.

        Pursuant to Rule 14a-4(c)(1) of the Exchange Act, the Company's proxy for the 2003 Annual Meeting of Shareholders may confer discretionary authority to vote on any proposal submitted by a shareholder submitted by a shareholder if written notice of such proposal is not received by the Company at its offices at 44259 Nobel Drive, Fremont, California 94538, on or before March 1, 2003, or, if the 2003 Annual Meeting of Shareholders is held more than 30 days before or after May 22, 2003, within a reasonable time before the mailing of the Company's proxy materials for the 2003 Annual Meeting of Shareholders.

OTHER MATTERS

        The Board of Directors knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ DAVID N. RUCKERT DAVID N. RUCKERT President and Chief Executive Officer

Dated: April 19, 2002

        The Company's 2001 Annual Report on Form 10-K has been mailed with this Proxy Statement. The Company will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such request in writing to the Company at 44259 Nobel Drive, Fremont, California 94538, Attention: David N. Ruckert. The request must include a representation by the shareholder that as of March 28, 2002, the stockholder was entitled to vote at the Annual Meeting.

PROXY	PROXY

FIBERSTARS, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS

The undersigned hereby appoints David N. Ruckert and Robert A. Connors, or each of them, proxy and attorney-in-fact, with full power to designate a substitute representative, to represent the undersigned and to vote all of the shares of stock in Fiberstars, Inc., a California corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of the Company to be held at the Company’s principal executive offices at 44259 Nobel Drive, Fremont, California 94538, on May 22, 2002, at 2:00 P.M. local time, and at any adjournment or postponement thereof, as hereinafter specified upon the proposals listed below and as more particularly described in the Proxy Statement of the Company dated April 19, 2002 (the "Proxy Statement"), receipt of which is hereby acknowledged.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

/*\ FOLD AND DETACH HERE /*\

Please mark your choices like this	☒

		FOR	WITHHOLD AUTHORITY			FOR	AGAINST	ABSTAIN
1.	To elect the following individuals:	☐	☐	2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the year ending December 21, 2002.	☐	☐	☐
	(INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME IN THE LIST BELOW.)			3.	In their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

01 David N. Ruckert 04 John B. Stuppin 07 Theodore L. Eliot, Jr.	02 Michael Feuer, Ph.D. 05 B. J. Garet 08 Wayne R. Hellman	03 D. Jonathan Merriman 06 Philip Wolfson

The shares represented hereby will be voted as specified. If no specification is made, such shares will be voted FOR the nominees listed above, FOR proposal 2 and in accordance with the discretion of the proxies on any other matters as may properly come before the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE MARK, DATE, SIGN AND RETURN THE PROXY PROMPTLY IN THE ENCLOSED, STAMPED ENVELOPE.

			Yes	No
		I plan to attend the meeting:	☐	☐
(Please print address change (if any) on label below.)

SIGNATURE(S)		DATED:	, 2002
	Print or type shareholder’s name.		(Be sure to date Proxy)

^  FOLD AND DETACH HERE  ^

QuickLinks

FIBERSTARS, INC. 44259 Nobel Drive Fremont, California 94538 Notice Of Annual Meeting Of Shareholders To Be Held May 22, 2002
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS FIBERSTARS, INC. 44259 Nobel Drive Fremont, California 94538 INFORMATION CONCERNING SOLICITATION AND VOTING OF PROXIES
PROPOSAL NO. 1: ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
REPORT OF THE AUDIT AND FINANCE COMMITTEE
EXECUTIVE COMPENSATION AND OTHER MATTERS
Summary Compensation Table
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
STOCK PRICE PERFORMANCE GRAPH
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING
OTHER MATTERS